UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2004

FAIR ISAAC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-16439	94-1499887

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

901 Marquette Avenue, Suite 3200
Minneapolis, Minnesota	55402-3232

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 612-758-5200

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
Signature
Exhibit Index
EXHIBIT 99.1
Supplemental Retirement and Savings Plan

i

Item 1.01. Entry into a Material Definitive Agreement.

On December 27, 2004, the Compensation Committee of the Board of Directors of Fair Isaac Corporation (the “Company”) adopted the Fair Isaac Supplemental Retirement and Savings Plan (As Amended and Restated Effective December 1, 2004) (the “Plan”). The Plan is intended to comply with the requirements imposed under new Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and the provisions of the Plan will be construed in a manner consistent with the requirements of such section of the Code. The Company intends to amend the Plan, to the extent necessary, to comply with guidance that the United States Department of Treasury recently issued with respect to Section 409A of the Code. The obligations of the Company under the Plan are unsecured general obligations to pay in the future the balance of the deferred compensation accounts or accrued benefits, as the case may be, pursuant to the terms of the Plan.

Certain highly compensated and management employees of the Company are eligible to participate in the Plan. The Plan allows eligible employee participants to annually defer up to 25% of their base pay and/or commissions and up to 75% of their incentive pay and/or bonuses on a pre-tax basis. Deferrals must be designated in whole percentages. The Company intends to make up for any matching contributions that participants lose under the Fair Isaac 401(k) Plan as a result of their deferrals under the Plan by making a matching credit for those participants under the Plan. Participants are always 100% vested in the Plan. Deferred amounts are credited to the participants’ accounts, and the accounts are credited with earnings based on one or more benchmark funds offered under the Plan. Participants can elect to have their deferrals paid to them after retirement or disability as a lump sum or in annual installments over a period of time not to exceed 10 years. If a participant’s separation from service occurs under circumstances that do not qualify as a retirement or disability, his or her account will be paid in the form of a lump-sum payment. Participants must make a payment form election when they first set up an account and cannot thereafter change their elections.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Fair Isaac Supplemental Retirement and Savings Plan (As Amended And Restated Effective December 1, 2004)

1

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIR ISAAC CORPORATION

By	/s/ Charles M. Osborne

Charles M. Osborne Vice President and Chief Financial Officer

Date: December 27, 2004

2

EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing
99.1	Fair Isaac Supplemental Retirement and Savings Plan (As Amended And Restated Effective December 1, 2004).	Filed Electronically